UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2010
LSB CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	000-32955	04-3557612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Massachusetts Avenue
North Andover, Massachusetts 01845
(978) 725-7500
(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.
Merger Agreement
On July 15, 2010, LSB Corporation (the “Company”), River Bank, a wholly owned subsidiary of the Company (the “Company Bank”), People’s United Financial, Inc., a Delaware corporation (“People’s United”), People’s United Bank, a federally-chartered savings bank and wholly owned subsidiary of People’s United (“People’s United Bank”), and Bridgeport Merger Corporation, a wholly owned subsidiary of People’s United (the “Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Merger Sub will merge with and into the Company, with the Company as the surviving corporation (the “Merger”). As a result of the Merger, the Company will become a wholly owned subsidiary of People’s United.
Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of common stock, $0.10 par value, of the Company (other than Treasury Stock (as defined in the Merger Agreement) or shares of common stock owned by any wholly owned subsidiary of the Company or by any wholly owned subsidiary of People’s United, in each case, other than shares held in a fiduciary capacity) will be converted into the right to receive $21.00 in cash, without interest (the “Merger Consideration”). Additionally, at the effective time of the Merger, each outstanding option to purchase common stock of the Company will be cancelled and the holder of such option will receive a cash per share payment equal to the product of (x) the excess, if any, of the Merger Consideration over the applicable exercise price of such option and (y) the number of shares of the Company’s common stock issuable upon exercise of the option less any applicable withholding taxes.
The Merger Agreement has been approved by the Company’s Board of Directors and the Company Bank’s Board of Directors, and the transactions contemplated by the Merger Agreement are subject to, among other things, the approval of the Merger Agreement by the holders of not less than two thirds of the shares of Company common stock then outstanding and entitled to vote, the receipt of requisite state and federal regulatory approvals, and other customary conditions. Officers and directors of the Company holding approximately 229,209 shares of the Company’s common stock have entered into voting agreements with the Company, pursuant to which they have agreed to vote their shares in favor of the transaction (the “Voting Agreements”).
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.
In connection with the Merger Agreement, on July 15, 2010, the Company entered into an Amendment to Renewed Rights Agreement (the “Amendment”) by and between the Company and Computershare Trust Company, as rights agent (“Computershare”). Pursuant to the Amendment, the execution and delivery of the Merger Agreement, the execution and delivery of the Voting Agreements, the consummation of the Merger, and the consummation of the other transactions contemplated in the Merger Agreement will not be deemed to result in events that authorize the exercise of the rights under the Company’s Renewed Rights Agreement. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 4.1 hereto, and is incorporated into this report by reference.
In connection with the transaction, the Company issued a press release, which is filed as Exhibit 99.2 hereto and is incorporated herein by reference.
Additional Information and Where to Find It
The Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its shareholders a proxy statement in connection with the transaction (the “Proxy Statement”). The Proxy Statement will contain important information about the Company, People’s United, the transaction and related matters. EXISTING AND PROSPECTIVE SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
The Company’s security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. In addition, documents filed by the Company with the SEC, including filings that will be incorporated by reference in the Proxy Statement, can be obtained, without charge, upon written request addressed to the Cynthia J. Milne, Secretary, LSB Corporation, 30 Massachusetts Avenue, North Andover, Massachusetts 01845.

The Company, People’s United and their respective directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the SEC on March 15, 2010, and its proxy statement for its 2010 annual meeting, as filed with the SEC on March 15, 2010. Information about People’s United’s directors, executive officers and other members of management is available from its 2009 Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the SEC on March 1, 2010, and its proxy statement for its 2010 annual meeting, as filed with the SEC on March 23, 2010. Additional information regarding the interests of those participants may be obtained by reading the Proxy Statement regarding the proposed transaction when it becomes available. EXISTING AND PROSPECTIVE SECURITY HOLDERS SHOULD READ THE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING AN INVESTMENT DECISION WITH RESPECT TO THE COMPANY’S SECURITIES.
Cautionary Statement
     The Merger Agreement has been included to provide investors with information regarding its terms. Except for its status as the contractual document that establishes and governs the legal relations among the parties thereto with respect to the transactions described above, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties.
     The representations, warranties and covenants made by the parties in the Merger Agreement are qualified and limited, including by information in the schedules referenced in the Merger Agreement that the Company delivered in connection with the execution of the Merger Agreement. Representations and warranties may be used as a tool to allocate risks between the respective parties to the Merger Agreement, including where the parties do not have complete knowledge of all facts, instead of establishing such matters as facts. Furthermore, the representations and warranties may be subject to standards of materiality applicable to the contracting parties, which may differ from those applicable to investors. These representations and warranties may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this filing. Accordingly, they should not be relied upon as statements of factual information. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or its affiliates.
ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit
2.1	Agreement and Plan of Merger, dated as of July 15, 2010, by and among LSB Corporation, River Bank, People’s United Financial, Inc., People’s United Bank, and Bridgeport Merger Corporation.

4.1	Amendment to Renewed Rights Agreement, dated as of July 15, 2010, by and between LSB Corporation and Computershare Trust Company.

99.1	Form of Voting Agreement.

99.2	Press Release issued by LSB Corporation on July 15, 2010.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSB CORPORATION
DATED: July 16, 2010	By:	/s/ GERALD T. MULLIGAN
Gerald T. Mulligan
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 15, 2010, by and among LSB Corporation, River Bank, People’s United Financial, Inc., People’s United Bank, and Bridgeport Merger Corporation*

4.1	Amendment to Renewed Rights Agreement, dated as of July 15, 2010, by and between LSB Corporation and Computershare Trust Company

99.1	Form of Voting Agreement

99.2	Press Release issued by LSB Corporation on July 15, 2010

*	LSB has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of SEC Regulation S-K. LSB will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.